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                                                                   EXHIBIT 10(b)

                          Foothill Capital Corporation
                     2450 Colorado Avenue, Suite 3000 West
                         Santa Monica, California 90404

                               As of May 15, 2001

FRI-MRD CORPORATION
Attn: Mr. Robert D. Gonda
18831 Von Karman Avenue
Irvine, California 92612

               Re: Foothill Capital Corporation; Chi-Chi's, Inc., as Borrower, FRI-MRD Corporation, as a Guarantor, Prandium, Inc., as a Guarantor, and each of their Subsidiaries, as Guarantors
                               ---------------------------------------------

Ladies and Gentlemen:

          Reference hereby is made to that certain Amended and Restated Loan and Security Agreement, dated as of July 19, 2000 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), by and among, on the one hand, FRI-MRD CORPORATION, a Delaware corporation ("FRI-MRD"), CHI-CHI'S, INC., a Delaware corporation ("Borrower"), and in addition, for purposes of acknowledging and agreeing to Section 15.11 of the Loan
                                              -------------
Agreement, by PRANDIUM, INC., a Delaware corporation, formerly known as Family Restaurants, Inc., and each of the Subsidiaries that are signatories thereto, and, on the other hand, FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

          Borrower and FRI-MRD each acknowledge and agree that unwaived Events of Default have occurred. The Events of Default currently known by Foothill include the following Events of Default (the "Present Events of Default"):

          1.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
-------
of four consecutive fiscal quarters ending December 31, 2000 was $557,000, which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

          2.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(a) of the Loan Agreement, the actual EBITDA of the Borrower for the period
-------
of four consecutive fiscal quarters ending April 1, 2001 was ($1,500,000), which fails to satisfy the required minimum EBITDA for the Borrower of $4,500,000 for such period;

          3.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
-------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending December 31, 2000 was $1,970,000, which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;
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          4.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(b) of the Loan Agreement, the actual EBITDA of the Borrower, HGI, KKR and
-------
FRI-Admin, on a combined basis for the period of four consecutive fiscal quarters ending April 1, 2001 was ($1,825,000), which fails to satisfy the required minimum EBITDA for the Borrower, HGI, KKR and FRI-Admin, on a combined basis, of $6,000,000 for such period;

          5.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
-------
consecutive fiscal quarters ending December 31, 2000 was ($675,000), which fails to satisfy the required minimum required EBITDA for KKR of $0 for such period;

          6.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(c) of the Loan Agreement, the actual EBITDA of KKR for the period of four
-------
consecutive fiscal quarters ending April 1, 2001 was ($1,162,000), which fails to satisfy the required minimum required EBITDA for KKR of $500,000 for such period;

          7.  In violation of the financial covenant contained in Section
                                                                  -------
7.20(d) of the Loan Agreement, the actual EBITDA of KKR and HGI on a combined
-------
basis for the period of four consecutive fiscal quarters ending April 1, 2001 was $2,559,000, which fails to satisfy the required minimum required EBITDA for KKR and HGI on a combined basis of $3,000,000 for such period;

          8. FRI-MRD is in default with respect to its payment obligations under the Senior Discount Notes and the Senior Secured Discount Notes.

          As a result of the Present Events of Default, Borrower and FRI-MRD each acknowledge and agree that Foothill has no further obligation to make Advances or otherwise extend credit to Borrower under the Loan Agreement.

          To provide FRI-MRD with additional time to negotiate a restructuring of its Indebtedness under the Senior Secured Discount Notes and the Senior Discount Notes, among other Indebtedness, Foothill agrees to forbear from exercising its remedies relative to the Present Events of Default during the Forbearance Period, subject to the satisfaction of each of the following conditions precedent:

          1. Concurrently with the execution hereof, Foothill shall have received a forbearance fee in the amount of $100,000, which forbearance fee shall be charged to Borrower's Loan Account; and

          2. Foothill shall have received $4,000,000 (the "Cash Collateral"), in full in cash, or by wire transfer of immediately available funds, on or before May 15, 2001, from Borrower to be held by Foothill as cash collateral and as additional security for the Obligations.

          During the period that the Cash Collateral is held by Foothill as cash collateral and as additional security for the Obligations, such Cash Collateral will bear interest at the per annum rate applicable from time to time with respect to ninety (90) day certificates of deposit offered by Wells Fargo Bank, National Association, a national banking association.

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          As used herein, Forbearance Period shall mean the period commencing on the date when each of the above referenced conditions precedent have been satisfied and continuing through the earliest to occur of: (i) June 15, 2001 (or such later date as Foothill may designate in writing in its sole discretion);
and (ii) the occurrence of any Event of Default other than a Present Event of Default.

          The forbearance referenced herein is limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement (as it may from time to time be amended), and, except as expressly set forth herein, shall not operate as a waiver or an amendment of any right, power or remedy of Foothill, nor as a consent to any further or other matter, under the Loan Documents.

          This letter agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this letter agreement by signing any such counterpart. Delivery of an executed counterpart of this letter agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile also shall deliver an original executed counterpart of this letter agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this letter agreement.

          This letter agreement is a Loan Document.

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          Please indicate your agreement with the foregoing by signing in the space provided below and returning to the undersigned.

                                    FOOTHILL CAPITAL CORPORATION


                                    By  /s/ Teresa Bolick
                                        ----------------------------------

                                    Title  Vice President
                                           -------------------------------

     Acknowledged and Agreed:

     FRI-MRD CORPORATION,
     a Delaware corporation


     By  /s/ Robert D. Gonda
         --------------------------

     Title  Vice President
            -----------------------


     CHI-CHI'S, INC.,
     a Delaware corporation



     By  /s/ Robert D. Gonda
         --------------------------

     Title  Vice President
           ------------------------






     cc:  David Reamer, Esq.
          John Francis Hilson, Esq.


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